                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 8, 2001
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    0-19557                   36-3777824
---------------------------        -----------             -------------------
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)            Identification No.)




                1955 W. Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
                         ------------------------------
                         (Registrant's telephone number)

ITEM 5. OTHER EVENTS.

         On November 8, 2001, Salton, Inc. issued a press releases disclosing its financial results for its fiscal 2002 first quarter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits

                  99.1 Press Release issued by Salton, Inc. dated November 8, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ---------------------------------------
                                        William B. Rue
Dated:  November 8, 2001                President and Chief Operating Officer

                                  EXHIBIT INDEX




EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
 99.1         Press Release issued by Salton, Inc. dated November 8, 2001.




                                      -4-